UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 __________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):

April 1, 2014

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	000-52566	73-1721791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 South Pointe Drive, Suite 100

Lake Forest, California 92630

(Address of principal executive offices)

(949) 852 1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 is a communication that Summit Healthcare REIT, Inc. is sending to its security holders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Communication to security holders dated April 1, 2014 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 1, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

Dated: April 30, 2014	By:	/s/ Dominic J. Petrucci
Dominic J. Petrucci,
Chief Financial Officer